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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32174) of Homestake Mining Company of our report dated July 11, 2003 relating to the financial statements of Homestake 401(k) Retirement Savings Plan, which appears in this Form 11-K.




/s/ PricewaterhouseCoopers LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP



July 15, 2003
New York, New York